UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2016

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

General Employment Enterprises, Inc. (the "Company"), Triad Personnel Services, Inc., Business Management Personnel, Inc., BMPS, Inc., BMCH, Inc., BMCHPA, Inc., Triad Logistics, Inc., Scribe Solutions, Inc., Agile Resources, Inc. ("Agile", and collectively with the foregoing, "Borrower"), Access Data Consulting Corporation, ("Access Data"), Paladin Consulting, Inc., ("Paladin"), and ACF FINCO I LP, f/k/a Keltic Financial Partners II, LP ("Lender") entered into an Eighth Amendment, Consent and Waiver dated as of January 1, 2016 (the "Amendment") to the Loan and Security Agreement dated September 27, 2013, as amended by a First Amendment effective as of December 31, 2013, by a Second Amendment effective as of December 3, 2014, by a Third Amendment, Consent and Waiver effective as of April 1, 2015 and by a Fourth Amendment, Consent and Waiver effective as of June 15, 2015, by a Fifth Amendment, Consent and Waiver dated as of August 1, 2015, by a Sixth Amendment, Consent and Waiver dated as of September 18, 2015, and by a Seventh Amendment, Consent and Waiver effective as of October 4, 2015 by and among the Borrower and the Lender (as so amended, the "Credit Agreement" and, as amended by the Amendment, the "Amended Credit Agreement"). Pursuant to the Amendment, the Lender agreed (i) to add Access Data and Paladin as borrowers under the Amended Credit Agreement (ii) to increase the maximum amount of revolving credit under the Amended Credit Agreement from $6,000,000 to $10,000,000, (iii) to consent to the Company's execution and delivery of the agreements entered into by the Company in connection with the acquisition of Paladin (the "Paladin Agreements") and the consummation of the transactions contemplated by the Paladin Agreements, (iv) to permit the Lender to establish as of January 1, 2016, a reserve in the amount of $700,000, which amount shall be decreased by $100,000 on the first banking day of each calendar month thereafter provided that no Default or Event of Default ( as defined in the Amended Credit Agreement) has occurred and is continuing and (v) to change the minimum EBITA (as defined in the Amended Credit Agreement) thresholds required to be maintained by the Company as of and for (A) the three consecutive calendar month period ended December 31, 2015 to be a negative number greater than negative $225,000, (B) the six consecutive calendar month period ended March 31, 2016 to be less than $932,800, (C) the nine consecutive calendar month period ended June 30, 2016 to be less than $2,065,000 and (D) the twelve consecutive calendar month period ended September 30, 2016 to be less than $3,241,000 . Pursuant to the Amendment and in connection with becoming a borrower under the Amended Credit Agreement, Access Data and Paladin each granted to the Lender a security interest in and to all of their respective "Collateral" (as defined in the Credit Agreement). In connection with the increase in the maximum amount of revolving credit under the Amended Credit Agreement, the Company executed and delivered an Amended and Restated Revolving Credit Note dated as of January 1, 2016.

Copies of the Amendment and the Amended and Restated Revolving Credit Note are attached hereto as Exhibits 10.1 and 10.2, respectively. The descriptions of the Amendment and the Restated Revolving Credit Note contained in this Current Report on the Form 8-K are qualified in their entirety by reference to Exhibits 10.1 and 10.2.

Item 2.03 Creation of a Direct Financial Obligation.

The information contained in Item 1.01 of this Form is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Eighth Amendment, Consent and Waiver dated as of January 1, 2016 (the "Amendment") to the Loan and Security Agreement dated September 27, 2013 by and among the Company, the Borrowers named therein, Access Data, Paladin and ACF FINCO I LP, as Lender

10.2	Form of Amended and Restated Revolving Credit Note dated as of January 1, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.

Date: January 5, 2016	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer